                                                                    EXHIBIT 24.1


                          WILLIAMS ENERGY PARTNERS L.P.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS GP LLC, a Delaware limited liability company ("GP"), acting as the General Partner of WILLIAMS ENERGY PARTNERS L.P., a Delaware limited partnership ("WEG"), does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of GP, as hereinafter set forth below their signature, to sign one or more registration statements on Form S-3 for the registration under the Securities Act of 1933, as amended, with respect to not more than One Billion Eight Hundred Million Dollars ($1,800,000,000), plus any upsizing permitted by Rule 462(b) or other similar Rules and Regulations promulgated under the Securities Act of 1933, as amended, of debt and/or equity securities of WEG and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned GP, acting as the General Partner of WEG, does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 4th day of March, 2002.


/s/ Steven J. Malcolm                        /s/ Don R. Wellendorf
--------------------------------------       -----------------------------------
Steven J. Malcolm                            Don R. Wellendorf
Chairman of the Board, Chief Financial       Senior Vice President, Chief
Executive Officer, and Director              Officer and Treasurer
(Principal Executive Officer)                (Principal Accounting Officer and
                                             Controller)

/s/ Keith E. Bailey                          /s/ Phillip D. Wright
--------------------------------------       -----------------------------------
Keith E. Bailey                              Phillip D. Wright
Director                                     Director


                                             /s/ Don J. Gunther
--------------------------------------       -----------------------------------
William A. Bruckmann, III                    Don J. Gunther
Director                                     Director


/s/ William W. Hanna
--------------------------------------
William W. Hanna
Director




                               WILLIAMS GP LLC, acting as the General Partner of WILLIAMS ENERGY PARTNERS L.P.



                               By: /s/ Steven J. Malcolm
                                   ---------------------------------------------
                                   Steven J. Malcolm
                                   Chief Executive Officer



ATTEST:



/s/ Suzanne H. Costin
--------------------------------------
Suzanne H. Costin
Secretary

                         WILLIAMS PIPE LINE COMPANY, LLC

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS GP LLC, a Delaware limited liability company ("GP"), acting as the General Partner of WILLIAMS ENERGY PARTNERS L.P., a Delaware limited partnership ("WEG"), which in turn is acting as the sole member of Williams Pipe Line Company, LLC, a Delaware limited liability company ("WPL"), does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of GP, as hereinafter set forth below their signature, to sign one or more registration statements on Form S-3 for the registration under the Securities Act of 1933, as amended, with respect to not more than One Billion Eight Hundred Million Dollars ($1,800,000,000), plus any upsizing permitted by Rule 462(b) or other similar Rules and Regulations promulgated under the Securities Act of 1933, as amended, of debt and/or equity securities of WEG and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned GP, acting as the General Partner of WEG, which in turn is acting as the sole member of WPL, does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 29th day of April, 2002.


/s/ STEVEN J. MALCOLM                          /s/ DON R. WELLENDORF
---------------------------------              ---------------------------------
  Steven J. Malcolm                              Don R. Wellendorf
  Chairman of the Board, Chief                   Senior Vice President, Chief
  Executive Officer, and Director                Financial Officer and Treasurer
  (Principal Executive Officer)                  (Principal Accounting Officer
                                                 and Controller)

/s/ KEITH E. BAILEY                            /s/ PHILLIP D. WRIGHT
----------------------------------             ---------------------------------
  Keith E. Bailey                                Phillip D. Wright
  Director                                       Director

                                               /s/ DON J. GUNTHER
----------------------------------             ---------------------------------
  William A. Bruckmann, III                      Don J. Gunther
  Director                                       Director

/s/ WILLIAM W. HANNA
----------------------------------
  William W. Hanna
  Director




                                   WILLIAMS GP LLC, acting as the General
                                   Partner of WILLIAMS ENERGY PARTNERS L.P., which in turn is acting as the sole member of WILLIAMS PIPE LINE COMPANY, LLC


                                   By: /s/ STEVEN J. MALCOLM
                                      ---------------------------------
                                          Steven J. Malcolm
                                          Chief Executive Officer

ATTEST:


/s/ SUZANNE H. COSTIN
-------------------------------
  Suzanne H. Costin
  Secretary

         GP INC., OLP, NGL, PIPELINES L.P., TERMINALS L.P., AMMONIA L.P.
                             AND FRACTIONATION L.P.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS GP INC., a Delaware corporation ("GP INC"), acting in its own capacity as the General Partner of WILLIAMS OLP, L.P., a Delaware limited partnership ("OLP"), which in turn is acting in its own capacity and as the sole member of Williams NGL, LLC, a Delaware limited liability company ("NGL"), which in turn is acting in its own capacity and as the General Partner of WILLIAMS PIPELINES HOLDINGS, L.P., a Delaware limited partnership ("PIPELINES L.P."), WILLIAMS TERMINALS HOLDINGS, L.P., a Delaware limited partnership ("TERMINALS L.P."), WILLIAMS AMMONIA PIPELINE, L.P. a Delaware limited partnership ("AMMONIA L.P."), and WILLIAMS FRACTIONATION HOLDINGS, L.P., a Delaware limited partnership ("FRACTIONATION L.P."), (collectively referred to herein as the "Co-Registrants") does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of the Co-Registrants, as hereinafter set forth below their signature, to sign one or more registration statements on Form S-3 for the registration under the Securities Act of 1933, as amended, with respect to not more than One Billion Eight Hundred Million Dollars ($1,800,000,000), plus any upsizing permitted by Rule 462(b) or other similar Rules and Regulations promulgated under the Securities Act of 1933, as amended, of debt and/or equity securities of WEG and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned do hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 29th day of April, 2002.


/s/ STEVEN J. MALCOLM                         /s/ DON R. WELLENDORF
----------------------------------            ----------------------------------
  Steven J. Malcolm                             Don R. Wellendorf
  Chairman of the Board, Chief                  Senior Vice President, Chief
  Executive Officer, and Director               Financial Officer, Treasurer
  (Principal Executive Officer)                 (Principal Accounting Officer
                                                and Controller)

/s/ KEITH E. BAILEY                           /s/ PHILLIP D. WRIGHT
----------------------------------            ----------------------------------
  Keith E. Bailey                               Phillip D. Wright
  Director                                      Director






                                  WILLIAMS GP INC., acting in its own capacity and as the General Partner of WILLIAMS OLP, L.P., acting in its own capacity and as the sole member of WILLIAMS NGL, LLC, acting in its own capacity and as the General Partner of
                                    WILLIAMS PIPELINES HOLDINGS, L.P.
                                    WILLIAMS TERMINALS HOLDINGS, L.P.
                                    WILLIAMS AMMONIA PIPELINE, L.P.
                                    WILLLIAMS FRACTIONATION HOLDINGS, L.P.


                                  By: /s/ STEVEN J. MALCOLM
                                      ---------------------------------------
                                         Steven J. Malcolm
                                         Chief Executive Officer

ATTEST:

/s/ SUZANNE H. COSTIN
-----------------------------
  Suzanne H. Costin
  Secretary

                                       2